               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 16 to the Registration Statement (Form N-1A) (No. 33-42827) of Voyageur Investment Trust (comprised of Delaware-Voyageur Tax-Free California Insured Fund, Delaware-Voyageur Tax-Free Florida Fund, Delaware-Voyageur Tax-Free Florida Insured Fund, Delaware-Voyageur Tax-Free Kansas Fund, Delaware-Voyageur Tax-Free Missouri Insured Fund, Delaware-Voyageur Tax-Free New Mexico Fund, Delaware-Voyageur Tax-Free Oregon Insured Fund, Delaware-Voyageur Tax-Free Utah Fund, and Delaware-Voyageur Tax-Free Washington Insured Fund) of our reports dated October 5, 1998, included in the 1998 Annual Reports to shareholders.

/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP



Philadelphia, Pennsylvania
October 27, 1998

Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Fund
Voyageur Insured Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free California Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free California Insured Fund Voyageur Mutual Funds II, Inc. - Delaware-Voyageur Tax-Free Colorado Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free New Mexico Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Utah Fund

We have audited the accompanying statements of net assets of Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
-----------------------------
    Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free New York Fund

We have audited the accompanying statements of net assets of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, and Tax-Free New York Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
-----------------------------
    Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Idaho Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Iowa Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Kansas Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Missouri Insured Fund Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free North Dakota Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Oregon Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Washington Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Wisconsin Fund

We have audited the accompanying statements of net assets of Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free Kansas Fund, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund and Tax-Free Wisconsin Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
-----------------------------
    Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

KPMG Peat Marwick LLP

4200 Norwest Center
90 South Seventh Street
Minneapolis, MN  55402





INDEPENDENT AUDITORS' REPORT

The Board of Directors
Voyageur Tax-Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.:


We consent to the use of our reports dated February 14, 1997 incorporated herein by reference and to the reference of our Firm under the heading "FINANCIAL STATEMENTS" in the Statement of Additional Information.

                                                     /s/KPMG Peat Marwick LLP
                                                     ------------------------
                                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
October 28, 1998

KPMG Peat Marwick LLP

4200 Norwest Center
90 South Seventh Street
Minneapolis, MN  55402


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Tax-Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.:

We have audited the accompanying statements of changes in net assets of Voyageur Tax-Free Arizona Fund, Voyageur Tax-Free California Fund, Voyageur Tax-Free Idaho Fund, Voyageur Tax-Free Iowa Fund, Voyageur Minnesota High Yield Municipal Bond Fund, Voyageur National High Yield Municipal Bond Fund, Voyageur Tax-Free New York Fund, Voyageur Tax-Free Wisconsin Fund (portfolios within Voyageur Mutual Funds, Inc.); Voyageur Tax-Free California Insured Fund, Voyageur Tax-Free Florida Fund, Voyageur Tax-Free Florida Insured Fund, Voyageur Tax-Free Kansas Fund, Voyageur Tax-Free Missouri Fund, Voyageur Tax-Free New Mexico Fund, Voyageur Tax-Free Oregon Insured Fund, Voyageur Tax-Free Utah Fund, Voyageur Tax-Free Washington Insured Fund (portfolios within Voyageur Investment Trust); Voyageur Tax-Free Arizona Insured Fund, Voyageur Minnesota Insured Fund, (portfolios within Voyageur Insured Funds, Inc.); Voyageur Tax-Free Minnesota Fund, Voyageur Tax-Free North Dakota Fund, (portfolios within Voyageur Tax-Free Funds, Inc.); Voyageur Tax-Free Minnesota Intermediate Fund, (a portfolio within Voyageur Tax-Free Funds, Inc.); and Voyageur Tax-Free Colorado Fund (a portfolio within Voyageur Mutual Funds II, Inc.) for the year ended December 31, 1996, and the financial highlights for the periods ended prior to or on December 31, 1996. The statements of changes in net assets and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on the statements of changes in net assets and the financial highlights based on our audits.

KPMG Peat Marwick LLP




We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the changes in net assets of and financial highlights of the aforementioned funds for the periods ended prior to or on December 31, 1996, in conformity with generally accepted accounting principles.

                                                     /s/KPMG Peat Marwick LLP
                                                     ------------------------
                                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 14, 1997